COGNIOS LARGE CAP GROWTH FUND

Investor Class (COGGX)

Institutional Class (COGEX)

a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated February 14, 2020

To the Fund’s Prospectus and Statement of Additional Information dated October 28, 2019

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At a regular meeting held on January 22, 2020, the Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) approved the appointment of an interim investment adviser to the Cognios Large Cap Growth Fund (the “Fund”). The previous investment adviser to the Fund, Cognios Capital, LLC, had indicated that it is in the process of transition its business to another investment adviser, and as part of that transition the Fund’s portfolio manager would move to F/m Investments, LLC (“F/M”) on February 1, 2020.

At the regular meeting, the Board appointed F/m Investments, and approved an interim investment advisory agreement so that F/M could continue advisory services to the Fund. The Board noted that, during the interim period, the contractual advisory fee rate, effective February 1, 2020, would be the same rate as the Fund’s previous adviser (0.70%). Further, F/M agreed that during the interim period it would contractually waive its fees to maintain the current expense limit (0.90%). During the interim period, all advisory fees paid by the Fund to F/M will be held in an escrow account. The interim advisory agreement will continue in effect for a term ending on the earlier of 150 days from February 1, 2020, or until shareholders approve the new investment advisory agreement with F/M.

At a special meeting held on February 12, 2020, the Board approved a new investment advisory agreement with F/M that covers ongoing management of the Fund (the “New Agreement”). The New Agreement is subject to shareholder approval at a meeting that is expected to occur in April 2020. If shareholders approve the new agreement, F/M will only be entitled the lesser of the costs incurred by F/M in performing under the interim agreement (plus interest earned) or the total amount in the escrow account (plus interest earned). If shareholders do not approve the new agreement, F/M will only be entitled to recover the expenses that it has incurred during the interim period.

It is anticipated that a proxy statement will be mailed to shareholders soliciting their vote on the investment advisory agreement in March 2020.

Name Change

At the special meeting held on February 12, 2020, the Board also approved a change to the name of the Fund. Effective immediately, the new name of the Fund will be the “F/m Investments Large Cap Momentum Fund,” and all references to the “Cognios Large Cap Growth Fund” in the Fund’s Prospectus and Statement of Additional Information will be replaced with “F/m Investments Large Cap Momentum Fund.”

Portfolio Manager Changes

Effective February 1, 2020, Jonathan C. Angrist and Brian J. Machtley ceased serving as Portfolio Managers to the Fund. All references to Mr. Angrist and Mr. Machtley as Portfolio Managers to the Fund are removed from the Fund’s in the Prospectus and SAI.

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